NOTICE OF GUARANTEED DELIVERY
                                       of
                             Shares of Common Stock
                                       of
                        MISSISSIPPI VIEW HOLDING COMPANY


         This form or a facsimile of it must be used to accept the Offer, as defined below, if:

         (a) certificates for common stock, par value $0.10 per share (the "Shares"), of Mississippi View Holding Company, a Minnesota corporation, are not immediately available or certificates for Shares and all other required documents cannot be delivered to the Depositary before the Expiration Date (as defined in "The Offer -- Number of Shares; Proration" in the Offer to Purchase, as defined below); or

         (b) Shares cannot be delivered on a timely basis pursuant to the procedure for book-entry transfer.

         This form or a facsimile of it, signed and properly completed, may be delivered by hand, mail, telegram or facsimile transmission to the Depositary. See "The Offer -- Procedures for Tendering Shares" in the Offer to Purchase.

                       To: Registrar and Transfer Company


By Mail/Overnight Delivery:         Facsimile Transmission:                    By Hand Only:
  10 Commerce Drive                   (908) 497-2313                  c/o The Depository Trust Co.
Cranford, New Jersey 07016      (for Eligible Institutions Only)           Transfer Agent Drop
                                                                         55 Water Street, 1st Floor
                                                                       New York, New York  10041-0099



           DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE
                SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A
                  FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE
                      DOES NOT CONSTITUTE A VALID DELIVERY

Ladies and Gentlemen:

The undersigned hereby tenders to Mississippi View Holding Company, at the price per Share indicated below, net to the seller in cash, upon the terms and conditions set forth in the Offer to Purchase, dated April 13, 1998 (the "Offer to Purchase") and the related Letter of Transmittal (which together constitute
the "Offer"), receipt of which is hereby acknowledged,    Shares pursuant to the
guaranteed delivery procedure set forth in "The Offer - - Procedures for Tendering Shares" in the Offer to Purchase.

|============================================================================  |
|                                    ODD LOTS                                  |
|                                                                              |
| To be completed ONLY if Shares are being tendered by or on behalf of a | | person owning beneficially as of the close of business on April 8, 1998 and|
|   who will continue to own beneficially as of the Expiration Date, an        |
|   aggregate of fewer than 100 Shares.                                        |
|                                                                              |
| The undersigned either (check one):                                          |
|                                                                              |
| |_|   was the beneficial owner as of the close of business on April 8, 1998  |
|       and will continue to be the beneficial owner as of the Expiration Date,|
|       of an aggregate of fewer than 100 Shares, all of which are being       |
|       tendered; or                                                           |
|                                                                              |
| |_|   is a broker, dealer, commercial bank, trust company or other nominee   |
|       which:                                                                 |
|                                                                              |
|         (a)      is tendering, for beneficial owners, Shares with respect to |
|                  which it is the registered holder; and                      |
|                                                                              |
|         (b)      believes, based upon representations made to it by such     |
|                  beneficial owners, that each such person was the beneficial |
|                  owner as of the close of business on April 8, 1998 and each |
|                  such person would continue to be the beneficial owner as of |
|                  the Expiration Date, of an aggregate of fewer than 100      |
|                  Shares and is tendering all of such Shares.                 |
|============================================================================= |

|---------------------------------------------------------------------------- |
|                         PRICE (IN DOLLARS) PER SHARE AT                     |
|                         WHICH SHARES ARE BEING TENDERED                     |
|                                                                             |
|                      IF SHARES ARE BEING TENDERED AT MORE                   |
|                         THAN ONE PRICE, USE A SEPARATE                      |
|                 LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED.             |
|                                                                             |
|                                                                             |
|                               CHECK ONLY ONE BOX.                           |
|                     IF MORE THAN ONE BOX IS CHECKED, OR IF                  |
|          NOBOX IS CHECKED (EXCEPT AS OTHERWISE PROVIDED HEREIN), THERE      |
|                          IS NO VALID TENDER OF SHARES.                      |
|-----------------------------------------------------------------------------|
|         |_|       $ 19.500     |_|      $ 20.250     |_|       $21.000      |
|         |_|         19.625     |_|        20.375     |_|        21.125      |
|         |_|         19.750     |_|        20.500     |_|        21.250      |
|         |_|         19.875     |_|        20.625     |_|        21.375      |
|         |_|         20.000     |_|        20.750     |_|        21.500      |
|         |_|         20.125     |_|        20.875                            |
|                                                                             |
|                                                                             |
|---------------------------------------------------------------------------- |

|------------------------------------------------------------------------------|
|Certificate Nos. (if available):                                              |
|                                                                              |
|  --------------------------------------------------------------------------- |
|                                                                              |
|  --------------------------------------------------------------------------- |
|                                                                              |
|Name(s):                                                                      |
|                                                                              |
|  --------------------------------------------------------------------------- |
|                                                                              |
|  --------------------------------------------------------------------------- |
|                              Please type or print                            |
|                                                                              |
|Address(es):                                                                  |
|            ----------------------------------------------------------------- |
|                                                                              |
| ---------------------------------------------------------------------------- |
|                                                                              |
| ---------------------------------------------------------------------------- |
|                                                                     Zip Code |
|                                                                              |
|Area Code and                                                                 |
|Telephone Number:                                                             |
|                 -------------------------------------------------------------|
|------------------------------------------------------------------------------|




|----------------------------------------------------------------------------|
|                                    SIGN HERE                               |
|                                                                            |
|                                                                            |
|                                                                            |
|                                                                            |
|                                                                            |
|Dated:                                        , 1998                        |
|                                                                            |
|If Shares will be tendered by book-entry transfer, check box of applicable  |
|Book-Entry Facility:                                                        |
|                                                                            |
||_|      The Depository Trust Company                                       |
|                                                                            |
||_|      Philadelphia Depository Trust Company                              |
|                                                                            |
|Account Number:                                                             |
|                                                                            |
|                                                                            |
|                                                                            |
|                                                                            |
|----------------------------------------------------------------------------|

GUARANTEE

         The undersigned is (1) a member firm of a registered securities exchange; (2) a member of the National Association of Securities Dealers, Inc.; or (3) a commercial bank or trust company having an office, branch or agency in the United States, and represents that:

         (a) the above-named person(s) has a "net long position" in Shares or "equivalent securities" at least equal to the Shares tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended; and

         (b)      such tender of Shares complies with such Rule 14e-4;

and guarantees that the Depositary will receive certificates for the Shares tendered hereby in proper form for transfer, or Shares will be tendered pursuant to the procedure for book-entry transfer at The Depository Trust Company or Philadelphia Depository Trust Company, in any case, together with a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal (or a manually signed facsimile of them), all within three over-the-counter trading days after the day the Depositary receives this Notice.


|==============================================================================|
|Name of Firm:                                  Address:                       |
|             -------------------------------           -----------------------|
|                                                                              |
|--------------------------------------------   -------------------------------|
|             Authorized Signature                                             |
|                                               -------------------------------|
|                                                                              |
|                                               -------------------------------|
|Name:                                                              Zip Code   |
|     ---------------------------------------                                  |
|             Please Print                                                     |
|                                               Area Code and                  |
|                                               Telephone Number:              |
|                                                                --------------|
|Title:                                         Dated:                  , 1998 |
|      --------------------------------------         ------------------       |
|                                                                              |
|                                                                              |
|==============================================================================|


                                       4